SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – August 8, 2003

(Date of Earliest Event Reported)

AK STEEL HOLDING

CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No. 1-13696

Delaware (State of Incorporation)	31-1401455 (I.R.S. Employer Identification No.)

703 Curtis Street, Middletown, OH (Address of principal executive offices)	45043 Zip Code

Registrant’s telephone number, including area code: (513) 425-5000

Item 5.    Other Events and Regulation FD Disclosure.

The Board of Directors of AK Steel Holding Corporation, by unanimous written consent, appointed David C. Horn, Vice President and General Counsel to the additional office of Secretary, effective as of August 1, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

By:	/S/ DAVID C. HORN

David C. Horn Secretary

Dated:    August 11, 2003